UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: December 20, 2017

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 20, 2017, NovaBay Pharmaceuticals, Inc. (the “Company” or “NovaBay”) held a special meeting of stockholders (the “Special Meeting”), at which the Company’s stockholders considered two (2) proposals, each of which is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 5, 2017. There were 15,384,554 outstanding shares entitled to vote and there were 10,077,565 shares present in person or by proxy, representing 65.5% of the shares outstanding and entitled to vote. The voting results are presented below.

1.

To approve the issuance of shares of NovaBay common stock to a purchaser pursuant to the terms of an Amended and Restated Share Purchase Agreement, dated November 20, 2017, in accordance with the stockholder approval requirements of NYSE American LLC Company Guide Section 713(b) (“Proposal One”). The results were as follows:

For	Against	Abstain	Broker Non-Votes[1]
9,971,355	27,425	78,785	0

2.

To adjourn the Special Meeting, if necessary or appropriate, to establish a quorum to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal One (“Proposal Two”). The results were as follows:

For	Against	Abstain	Broker Non-Votes[1]
9,967,115	109,236	1,214	0

Item 8.01	Other Events.

On December 22, 2017, the Company issued a press release disclosing the approval by stockholders to issue NovaBay common stock as part of a $10.32 million financing agreement with Ch-gemstone Capital (Beijing) Co., Ltd. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 22, 2017.

1              A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds.   Proposal One and Proposal Two are both non-discretionary items. There were no broker non-votes at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc. (Registrant)

By:	/s/ Justin M. Hall
Justin M. Hall, Esq.
Senior Vice President, General Counsel and Secretary

Dated: December 22, 2017